Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 115 to Registration Statement No. 33-26305 on Form N-1A of our report dated May 20, 2009, relating to the financial statements and financial highlights of BlackRock FundsSM, including BlackRock Money Market Portfolio, BlackRock U.S. Treasury Money Market Portfolio, BlackRock Municipal Money Market Portfolio, BlackRock New Jersey Municipal Money Market Portfolio, BlackRock North Carolina Municipal Money Market Portfolio, Blackrock Ohio Municipal Money Market Portfolio, BlackRock Pennsylvania Municipal Money Market Portfolio and BlackRock Virginia Municipal Money Market Portfolio, appearing in the Annual Report on Form N-CSR of BlackRock FundsSM, for the period ended March 31, 2009, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
July 27, 2009